UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 27, 2017

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 9.01.	Financial Statements and Exhibits

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-216234) filed by Wells Fargo & Company with the Securities and Exchange Commission.

On April 27, 2017, Wells Fargo & Company issued A$550,000,000 Floating Rate Notes Due April 27, 2022 (the “Floating Rate Notes”), A$400,000,000 3.25% Notes Due April 27, 2022 (the “2022 Fixed Rate Notes”) and A$250,000,000 4.00% Notes Due April 27, 2027 (the “2027 Fixed Rate Notes” and, together with the Floating Rate Notes and the 2022 Fixed Rate Notes, the “Notes”).

The purpose of this Current Report is to file with the Securities and Exchange Commission (i) the Underwriting Agreement for the Notes, (ii) the forms of each of the Floating Rate Notes, the 2022 Fixed Rate Notes and the 2027 Fixed Rate Notes, (iii) the Agency Agreement relating to the Notes, and (iv) the opinion of Faegre Baker Daniels LLP regarding the Notes.

(d)	Exhibit

1.1	Underwriting Agreement dated April 19, 2017 between the Company and the Representatives named therein.

4.1	Form of International Floating Rate Note Due April 27, 2022.

4.2	Form of DTC Floating Rate Note Due April 27, 2022.

4.3	Form of International 3.25% Note Due April 27, 2022.

4.4	Form of DTC 3.25% Note Due April 27, 2022.

4.5	Form of International 4.00% Note Due April 27, 2027.

4.6	Form of DTC 4.00% Note Due April 27, 2027.

4.7	Agency Agreement dated as of April 27, 2017 between the Company and Citibank, N.A., London Branch.

5.1	Opinion of Faegre Baker Daniels LLP regarding the Notes.

23.1	Consent of Faegre Baker Daniels LLP. (included as part of Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: April 27, 2017	WELLS FARGO & COMPANY

	By/s/	Barbara S. Brett
Barbara S. Brett
Senior Vice President and Assistant Treasurer

[Form 8-K]

Index to Exhibits

Exhibit No.	Description	Method of Filing

1.1	Underwriting Agreement dated April 19, 2017 between the Company and the Representatives named therein.	Electronic Transmission

4.1	Form of International Floating Rate Note Due April 27, 2022.	Electronic Transmission

4.2	Form of DTC Floating Rate Note Due April 27, 2022.	Electronic Transmission

4.3	Form of International 3.25% Note Due April 27, 2022.	Electronic Transmission

4.4	Form of DTC 3.25% Note Due April 27, 2022.	Electronic Transmission

4.5	Form of International 4.00% Note Due April 27, 2027.	Electronic Transmission

4.6	Form of DTC 4.00% Note Due April 27, 2027.	Electronic Transmission

4.7	Agency Agreement dated as of April 27, 2017 between the Company and Citibank, N.A., London Branch.	Electronic Transmission

5.1	Opinion of Faegre Baker Daniels LLP regarding the Notes.	Electronic Transmission

23.1	Consent of Faegre Baker Daniels LLP. (included as part of Exhibit 5.1)